UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐
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☐    Preliminary Proxy Statement
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☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12

AVALO THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your Vote Counts! AVALO THERAPEUTICS, INC. 540 GAITHER ROAD, SUITE 400 ROCKVILLE, MARYLAND 20850 AVALO THERAPEUTICS, INC. 2024 Annual Meeting Vote by August 12, 2024 11:59 PM ET You invested in AVALO THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 13, 2024. Vote Virtually at the Meeting* August 13, 2024 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/AVTX2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V52616-P14858 Get informed before you vote View the 2024 Notice of Annual Meeting of Stockholders, Proxy Statement and 2023 Annual Report to Stockholders online OR you can receive a free paper or email copy of the materials by requesting them prior to July 30, 2024. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V52617-P14858 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com 1. To elect the seven directors nominated by our board of directors and named herein to hold office for a one-year term until the 2025 Annual Meeting of Stockholders; For Nominees: 01) Garry Neil, M.D. 02) June Almenoff, M.D., Ph.D. 03) Mitchell Chan 04) Jonathan Goldman, M.D. 05) Aaron Kantoff 06) Gilla Kaplan, Ph.D. 07) Samantha Truex 2. To approve, for purposes of Rule 5635 of The Nasdaq Stock Market LLC, the issuance of shares of the Company’s common stock (i) in exchange for the outstanding shares of the Company’s Series C Non-Voting Convertible Preferred Stock, (ii) upon the exercise of the warrants to purchase shares of the Company’s common stock issued on March 28, 2024, and (iii) as possible payment for the milestone obligations to the former stockholders of AlmataBio, Inc.; For 3. To approve the Avalo Therapeutics, Inc. Fourth Amended and Restated Equity Incentive Plan; For 4. To approve the Avalo Therapeutics, Inc. Amended and Restated Employee Stock Purchase Plan; For 5. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; For 6. To approve the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, and/or 5; and For 7. To conduct any other business properly brought before the Annual Meeting.